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                                                                    EXHIBIT 10.2

                                VOTING AGREEMENT

                  VOTING AGREEMENT (this "Agreement"), dated as of March 20, 1998, between SERVICO, INC., a Florida corporation ("Servico") and the parties set forth on the signature page hereto (individually, a "Member" and collectively, the "Members").

                              W I T N E S S E T H:

                  WHEREAS, as of the date hereof, the Members own (directly or indirectly, either beneficially or of record) _________ Class A Ordinary Membership Interests of Impac Hotel Group, L.L.C. ("Impac Units"), a Georgia limited liability corporation ("Impac") (all such Impac Units owned by the Members and any Impac Units hereafter acquired by the Members prior to the termination of this Agreement are referred to herein as the "Units");

                  WHEREAS, Servico, Servico Hotel Group, Inc., a Delaware corporation and a wholly-owned subsidiary of Servico ("SHG"), Impac, SHG-S Sub, Inc., a Florida corporation and a wholly owned subsidiary of SHG ("Servico Merger Sub"), and SHG-I Sub, L.L.C., a Georgia limited liability corporation and a wholly owned subsidiary of SHG ("Impac Merger Sub"), propose to enter into, simultaneously herewith, an Agreement and Plan of Merger (the "Merger Agreement"; capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement), which provides, upon the terms and subject to the conditions thereof, for (i) the acquisition by SHG of the common stock, par value $.01 per share, of Servico ("Servico Common Stock") through the merger of Servico Merger Sub with and into Servico (the "Servico Merger"), (ii) the acquisition by SHG of the Impac Units through the merger of Impac Merger Sub with and into Impac (the "Impac Merger" and, together with the Servico Merger, the "Mergers") and (iii) the receipt by the shareholders of Servico and members of Impac of shares of common stock, par value $.01 per share, of SHG ("SHG Common Stock"); and

                  WHEREAS, as a condition to the willingness of Servico to enter into the Merger Agreement, Servico has requested that the Members agree, and, in order to induce Servico to enter into the Merger Agreement, the Members have agreed, subject to the terms and conditions of this Agreement, to vote their Units in connection with the requisite approval of the Merger Agreement and the Mergers.

                  NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and in the Merger Agreement, the parties hereto agree as follows:



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                                    ARTICLE I
                  REPRESENTATIONS AND WARRANTIES OF THE MEMBER
                  --------------------------------------------

         Each of the Members hereby represent and warrant to Servico as follows:

                  SECTION 1.01. AUTHORITY RELATIVE TO THIS AGREEMENT. This Agreement has been duly executed and delivered by the Member and, assuming the due authorization, execution and delivery by Servico, constitutes a legal, valid and binding obligation of the Member, enforceable against the Member in accordance with its terms. The Member has full legal capacity to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby.

                  SECTION 1.02. CONSENTS; NO CONFLICT. The execution and delivery of this Agreement by the Member do not, and the performance by the Member of his obligations pursuant to this Agreement and the consummation of the transactions contemplated hereby will not, (i) require any consent, approval, authorization or permit of, or filing with or notification to (other than pursuant to the HSR Act or Section 13 of the Exchange Act, if applicable) any Governmental Entity, (ii) assuming that all consents, approvals, authorizations and permits described in this Section 1.02 have been obtained and all filings and notifications described in this Section 1.02 have been made, conflict with or violate any Law applicable to the Member or by which any property or asset of the Member is bound or affected or (iii) result in any breach of or constitute a default (or an event which with the giving of notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of the Member pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation, except, with respect to clauses
(ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would neither, individually or in the aggregate, prevent or materially delay the performance by the Member of any of the obligations of the Member pursuant to this Agreement.

                  SECTION 1.03. TITLE TO UNITS. The Members are the record or beneficial owners of ____________ Units, free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on voting rights, charges and other encumbrances of any nature whatsoever (other than pursuant to this Agreement).

                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF SERVICO
                    -----------------------------------------

         Servico hereby represents and warrants to the Members as follows:

                  SECTION 2.01. DUE ORGANIZATION; AUTHORITY RELATIVE TO THIS AGREEMENT. Servico is duly organized and validly existing under the laws of the State of Florida. Servico has all

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necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Servico and the consummation by Servico of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of Servico are necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly executed and delivered by Servico and, assuming the due authorization, execution and delivery by the Members, constitutes a legal, valid and binding obligation of Servico, enforceable against Servico in accordance with its terms.

                  SECTION 2.02. CONSENTS; NO CONFLICT. The execution and delivery of this Agreement by Servico do not, and the performance by Servico of its obligations pursuant to this Agreement and the consummation of the transactions contemplated hereby will not, (i) require any consent, approval, authorization or permit of, or filing with or notification to (other than pursuant to the HSR Act, if applicable) any Governmental Entity, (ii) conflict with or violate any provision of the Articles of Incorporation or Bylaws of Servico or any equivalent organizational documents of any Servico Subsidiary,
(iii) assuming that all consents, approvals, authorizations and permits described in this Section 2.02 have been obtained and all filings and notifications described in this Section 2.02 have been made, conflict with or violate any Law applicable to Servico or any Servico Subsidiary or by which any property or asset of Servico or any Servico Subsidiary is bound or affected or
(iv) except as set forth in SCHEDULE 3.4 of the Merger Agreement, result in any breach of or constitute a default (or an event which with the giving of notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of Servico or any Servico Subsidiary pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation, except, with respect to clauses (iii) and (iv), for any such conflicts, violations, breaches, defaults or other occurrences which would neither, individually or in the aggregate, prevent or materially delay the performance by Servico of its obligations pursuant to this Agreement.

                                   ARTICLE III
                          TRANSFER AND VOTING OF UNITS
                          ----------------------------

                  SECTION 3.01. TRANSFER OF UNITS. During the Voting Term (as defined below), and except as otherwise provided in the Merger Agreement, none of the Members shall (a) sell, pledge or otherwise dispose of any of his Units,
(b) deposit his Units into a voting trust or enter into a voting agreement or arrangement with respect to such Units or grant any proxy with respect thereto or (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer or other disposition of any of his Units; provided, that any Member may transfer any of his Units to a family member, charitable institution, partner or equity holder in the Member which prior to such transfer becomes a party to this Agreement.

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                  SECTION 3.02. VOTING OF UNITS; FURTHER ASSURANCES. (a) Each of
the Members, by this Agreement, during and for the Voting Term, with respect to those Units that it owns of record at the time of such vote, hereby agrees to vote each of his Units at every annual, special or adjourned meeting of the members of Impac (or pursuant to any consent, certificate or other document relating to Impac that the laws of the State of Georgia may permit or require)
(i) in favor of the approval of the Merger Agreement and the Mergers, (ii) against any proposal for any recapitalization, merger, sale of assets or other business combination between Impac and any person or entity (other than the Mergers) or any other action or agreement that would result in any of the conditions to Impac's obligations under the Merger Agreement not being fulfilled, and (iii) in favor of any other matter relating to consummation of the transactions contemplated by the Merger Agreement. Each of the Members further agrees to cause the Units owned by it beneficially at the time of such vote to be voted in accordance with the foregoing.

                  (b) For the purposes of this Agreement, "Voting Term" shall mean the period from the execution of this Agreement until the earliest of (i) the Effective Time, (ii) 12 months after the termination of the Merger Agreement, if the Merger Agreement is terminated by Servico pursuant to Section 7.4(e) of the Merger Agreement as the result of an intentional or willful breach by Impac of any representation, warranty or covenant contained in the Merger Agreement, or (iii) the termination of the Merger Agreement for any other cause.

                  (c) Each of the Members agrees to sign a letter in the form attached as Exhibit 5.16 to the Merger Agreement, on behalf of himself, pursuant to which he shall acknowledge his status as an affiliate of Impac and agree to certain restrictions on his rights to dispose of the SHG Common Stock which the Member shall receive as a result of the Impac Merger.

                                   ARTICLE IV
                               GENERAL PROVISIONS
                               ------------------

                  SECTION 4.01. AMENDMENT. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

                  SECTION 4.02. WAIVER. Any of the parties hereto may (a) extend the time for or waive compliance with the performance of any obligation or other act of any other party hereto or (b) waive any inaccuracy in the representations and warranties contained herein or in any document delivered pursuant hereto. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

                  SECTION 4.03. FEES AND EXPENSES. Except as otherwise provided herein or in Section 8.8 of the Merger Agreement, all Expenses incurred in connection with this Agreement shall be paid by the party incurring such Expenses.

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                  SECTION 4.04. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy or facsimile, by registered or certified mail (postage prepaid, return receipt requested) or by a nationally recognized courier service to the respective parties as specified in Section 8.2 of the Merger Agreement or, with respect to any Member, at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section
4.04 or, in the case of Servico, Section 8.2 of the Merger Agreement):

                  if to the Member:

                           Impac Hotel Group, L.L.C.
                           Two Live Oak Center
                           3445 Peachtree Road, N.E.
                           Suite 700
                           Atlanta, Georgia 30326
                           Facsimile: (404) 364-0088

                  with a copy to:

                           Powell, Goldstein, Frazer & Murphy LLP
                           16th Floor
                           191 Peachtree Street, N.E.
                           Atlanta, Georgia 30303
                           Attention: Kenneth H. Harrigan, Esq.
                           Facsimile: (404) 572-6999

                  SECTION 4.05. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner to the fullest extent permitted by applicable Law in order that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

                  SECTION 4.06. ASSIGNMENT; BINDING EFFECT; BENEFIT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties hereto. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

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Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  SECTION 4.07. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

                  SECTION 4.08. GOVERNING LAW. This Agreement has been entered into and shall be construed and enforced in accordance with the laws of the State of Florida without reference to the choice of law principles thereof.

                  SECTION 4.09. CONSENT TO JURISDICTION; VENUE. This Agreement shall be subject to the exclusive jurisdiction and venue of the courts of Palm Beach County, Florida. The parties to this Agreement agree that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in the State of Florida by virtue of a failure to perform an act required to be performed in the State of Florida and irrevocably and expressly agree to submit to the jurisdiction of the courts of the State of Florida for the purpose of resolving any disputes among the parties relating to this Agreement or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in Palm Beach County, Florida, and further irrevocably waive any claim that any suit, action or proceeding brought in Palm Beach County, Florida has been brought in an inconvenient forum.

                  SECTION 4.10. HEADINGS. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  SECTION 4.11. COUNTERPARTS. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  SECTION 4.12. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement or caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.


                                               Servico, Inc.


                                               By:
                                                  ------------------------------
                                                    Name:
                                                    Title:



                                               B & N Corporate Plaza, Inc.


                                               By:
                                                  ------------------------------
                                                    Name:
                                                    Title:


                                               BCM of St. Louis, Ltd.



                                               By:
                                                  ------------------------------
                                                    Name:
                                                    Title:



                                               B.C.M. of Myrtle Beach, Ltd.


                                               By:
                                                  ------------------------------
                                                    Name:
                                                    Title:



                                               Hotel Investors, L.P.


                                               By:
                                                  ------------------------------
                                                    Name:
                                                    Title:



                                                --------------------------------
                                                Jeffrey J. Neal



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                                               ProTrust Equity Growth Fund I, LP


                                               By:
                                                  ------------------------------
                                                    Name:
                                                    Title:



                                               ProTrust Properties I, Ltd.


                                               By:
                                                  ------------------------------
                                                    Name:
                                                    Title:



                                               ProTrust Properties III, Ltd.


                                               By:
                                                  ------------------------------
                                                    Name:
                                                    Title:

                                               ProTrust Properties IV, Ltd.


                                               By:
                                                  ------------------------------
                                                    Name:
                                                    Title:



                                               ProTrust Properties V, Ltd.


                                               By:
                                                  ------------------------------
                                                    Name:
                                                    Title:



                                               P.T. Partners, LLC


                                               By:
                                                  ------------------------------
                                                   John Lang
                                                   Title:









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